EXHIBIT 10.4

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CONVERTIBLE PROMISSORY NOTE

June 30, 2023

$250,000

For Value Received iCoreConnect, Inc., a Nevada corporation (“Borrower”), hereby promises to pay to the order of Robosmasher Inc., at 8045 Whitford Ct, Windermere, FL 34786, or at such other place designated, the Loan Amount set forth in the attached Loan Schedule (the “Loan chedule”), without offset, pursuant to the terms of this Promissory Note (this “Note”).

1. Payment; Interest; Conversion.

(a) Interest. Interest shall accrue on the outstanding Loan Amount at the interest rate provided in the Loan Schedule.

(b) Payment Amounts. Borrower shall pay to Lender the appropriate Payment Amount set forth in the Loan Schedule.

(c) Maturity Date. All amounts payable under this Note shall be paid no later than the Maturity Date set forth in the Loan Schedule.

(d) Conversion. The Loan Amount plus all accrued and unpaid interest shall be subject to the conversion feature set forth in the Event of Default.

2. Security Interest. None.

3. Default.

(a)                Events of Default. It is hereby expressly agreed by Borrower that time is of the essence hereof and that each of the following occurrences (an “Event of Default”) shall constitute a default under this Note:

(i) the failure of Borrower to pay any amounts due under this Note at the times such amounts become due or within five days thereafter pursuant to Section 1hereof, or

(ii) any other material breach of the terms of this Note by Borrower that is not cured within five business days after notice of such breach; or

(iii) the occurrence of any other Event of Default as defined in this Note.

(b) Conversion Option at Default: If the Borrow is unable to cure an event an Event of Default, the Lender as its sole and exclusive discretion shall have the right but not the obligation to convert any amounts outstanding into the Borrowers Common Stock at $0.25 per share (subject to adjustment for stock splits, stock dividends, or similar events). This conversion right shall terminate upon the consummation of the business combination between FGMC and the Company pursuant to the Merger Agreement and Plan of Reorganization by and among FG Merger Corp., FG Merger Sub Inc., and the Borrower dated January 5, 2023.

4. Miscellaneous.

(a) Form of Payment. All payments due hereunder shall be made in immediately available and lawful currency of the United States of America.

(b) Governing Law. This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada without giving effect to the principles of conflict of laws.

(c) Captions. The section and subsection headings in this Note are included for purposes of convenience and reference only and shall not affect in any way the meaning or interpretation of this Note.

(d) Severability. If any provision of this Note is construed by a court of competent jurisdiction to be invalid, illegal or unenforceable, then the remaining provisions of this Note shall not be affected thereby and shall be enforceable without respect to such invalid, illegal or unenforceable provision.

(e) Successors and Assigns. The terms of this Note and of the Loan Schedule shall bind and inure to the benefit of the successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan.

[Signature Page Follows]

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By
Name:	Archit Shah
Title:	CFO

ROBOSMASHER INC

By:
Name:	Robert McDermott
Title:	Manager

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Loan Schedule

iCoreConnect, Inc.

This Schedule forms an integral part of the Note between Borrower and the Lender party thereto.

Preamble. Loan Amount. The loan amount will be $250,000.00 (the “Loan Amount”) of which $200,000 (representing an original issue discount of 20%, will be advanced on the date of the Note (“Advance”).

Section 1(a) – Interest. Interest shall accrue on the outstanding Loan Amount at a rate of 15.0% per annum. During the existence of an Event of Default, interest shall accrue at the lesser of (i) the rate of 20% per annum, or (ii) the maximum amount permitted by law.

Section 1(b) – Payment Amounts:

Borrower shall make payments of the outstanding Loan Amount and accrued and unpaid interest as follows:

•	Monthly interest-only payments.
•	On the Maturity Date, the entire outstanding Loan Amount and all accrued and unpaid interest shall be due and payable, as calculated by the Borrower.

Section 1(c) – Maturity Date: The Maturity Date shall be December 30, 2023.

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